Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:                1/27/97
Reporting Period:                     11/1/96-12/31/96
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

I.       Deal Parameters
         ---------------

         ---------------------------------------------------------------------------------------
     A   Student Loan Portfolio Characteristics                    11/1/96           12/31/96
         ---------------------------------------------------------------------------------------
         i    Principal Balance                                399,468,977.20     392,874,096.02
         ii   Interest to be Capitalized                         5,121,821.58       3,068,390.13
                                                               ---------------------------------
         iii  Pool Balance                                     404,590,798.78     395,942,486.15

     B   i    Weighted Average Coupon (WAC)                            8.3280%            8.3557%
         ii   Weighted Average Remaining Term                          130.43             131.14
         iii  Number of Loans                                         103,208            101,746
         iv   Number of Borrowers                                      50,613             50,431
         ---------------------------------------------------------------------------------------



         --------------------------------------------------------------------------------------------------------------------------
     C   Notes and Certificates                   Spread           Balance          % of Pool           Balance          % of Pool
                                                                   12/27/96                             1/27/97
         --------------------------------------------------------------------------------------------------------------------------
         i    Class A-1 Notes   82668P AA3          0.09%      $252,000,000.00        58.819%   $  252,000,000.00           58.819%
         ii   Class A-2 Notes   82668P AB1          0.15%      $161,439,000.00        37.681%   $  161,439,000.00           37.681%
         iii  Certificates      82668P AC9          0.45%$       14,996,000.00         3.500%   $   14,996,000.00            3.500%
         ==========================================================================================================================
         iv   Total Notes and Certificates                     $428,435,000.00       100.000%   $  428,435,000.00          100.000%
         ==========================================================================================================================

     D   Reserve Account                                               12/27/96                               1/27/97
         ---------------                                               --------                               -------
         i    Reserve Account Initial Deposit ($)                 $   6,317,145.00
         ii   Specified Reserve Account Balance ($)               $   6,317,145.00                    $     6,187,567.85
         iii  Current Reserve Account Balance($)                  $   6,317,145.00                    $     6,317,145.00

     E   Pre-Funding Account                                           12/27/96                               1/27/97
         -------------------                                           --------                               -------
         i    Pre-Funding Account Initial Deposit ($)             $  16,552,201.22
         ii   Current Pre-Funding Account Balance ($)             $  16,552,201.22                    $    13,503,182.39

         --------------------------------------------------------------------------------------------------------------------------



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II.            Transactions from:         11/1/96 through       12/31/96
               ---------------------------------------------------------

      A   Student Loan Principal Activity
          i    Regular Principal Collections                          $9,641,440.12
          ii   Principal Collections from Guarantor                      $25,208.43
          iii  Principal Reimbursements from Seller and/or Servicer           $0.00
          iv   New Serial Loan Purchases (1)                                  $0.00
          v    Liquidation Proceeds (principal)                               $0.00
          vi   Recoveries                                                     $0.00
          vii  Other System Adjustments                                       $0.00
                                                                     --------------
          viii Total Principal Collections                            $9,666,648.55


      B   Student Loan Non-Cash Principal Activity
          i    Capitalized Interest                                   (3,049,018.83)
          ii   Realized Losses                                                 0.00
          iii  Other Adjustments                                         (22,748.54)
                                                                     --------------
          iv   Total Non-Cash Principal Activity                      (3,071,767.37)


          -------------------------------------------------------------------------
      C   Total Student Loan Principal Activity                       $6,594,881.18
          -------------------------------------------------------------------------


      D   Student Loan Interest Activity
          i    Regular Interest Collections                           $3,135,540.22
          ii   Interest Claims Received from Guarantors                     $773.68
          iii  Interest Reimbursements from Seller and/or Servicer            $0.00
          iv   Liquidation Proceeds (interest)                                $0.00
          v    Other Systems Adjustments                                      $0.00
          vi   Special Allowance Payments                                     $0.00
          vii  Subsidy Payments                                               $0.00
                                                                     --------------
          viii Total Interest Collections                             $3,136,313.90


      E   Student Loan Non-Cash Interest Activity
          i    Interest Accrual Adjustment                                 4,055.03
          ii   Capitalized Interest                                   $3,049,018.83
                                                                     --------------
          iii  Total Non-Cash Interest Adjustments                    $3,053,073.86


          -------------------------------------------------------------------------
      F   Total Student Loan Interest Activity                        $6,189,387.76
          -------------------------------------------------------------------------

      (1)  No new Serial Loans were purchased during the current Monthly Collection Period.


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

III.      Collection Account Activity
          ---------------------------

      A   Principal Collections
          i    Principal Payments Received--Cash                                         $9,666,648.55
          ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer               $0.00
          iii  Cash from the Pre-Funding Account for new Serial Loan Purchases                   $0.00
                                                                                       ---------------
          iv   Total Principal Collections                                               $9,666,648.55

      B   Interest Collections
          i    Interest Payments Received--Cash                                          $3,136,313.90
          ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer               $0.00
          iv   Cash Forwarded by Eligible Lender for Special Allowance and
                  Subsidy Payments                                                               $0.00
                                                                                       ---------------
          v    Total Interest Collections                                                $3,136,313.90

      C   Capitalized Interest Amount                                                     3,049,018.83

      D   Investment Earnings                                                                20,412.65

      E   TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                 $15,872,393.93

      F   Servicing Fees Due for Current Monthly Collection Period                         $421,448.75

      G   Unpaid Servicing Fees due from Prior Monthly Collection Periods                        $0.00

      I   Administration Fees Due for Current Monthly Collection Period                     $13,486.36

      J   Unpaid Administration Fees Due from Prior Monthly Collection Periods                   $0.00

          --------------------------------------------------------------------------------------------
      K   Total Fees Due for Period                                                        $434,935.11
          --------------------------------------------------------------------------------------------



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

IV.      Portfolio Characteristics
         -------------------------

                       -------------------------------------------------------------------------------
                         Weighted Average Coupon          # of Loans                         %
                         -----------------------    -------------------         ----------------------
                          12/31/96       11/1/96    12/31/96    11/1/96         12/31/96      11/1/96
------------------------------------------------------------------------------------------------------
STATUS:
In School                 8.0212%        8.0248%       3,542      3,303          3.4812%       3.2003%
Grace                     8.0008%        8.0237%       1,039     16,329          1.0212%      15.8214%
Repayment
   Current                8.3706%        8.4068%      67,895     56,033         66.7299%      54.2913%
   31-60 Days             8.4024%        8.3862%       4,725      5,070          4.6439%       4.9124%
   61-90 Days             8.4432%        8.4011%       2,109      2,319          2.0728%       2.2469%
   91-120 Days            8.3916%        0.0000%       1,689          0          1.6600%       0.0000%
   > 120 Days             8.4179%        0.0000%       1,022          0          1.0045%       0.0000%
                       -------------------------------------------------------------------------------
   Total Repayment        8.3755%        8.4051%      77,508     63,422         76.1779%      61.4507%

Deferment                 8.3267%        8.3429%      11,774     12,139         11.5720%      11.7617%
Forbearance               8.3685%        8.3807%       7,883      8,015          7.7477%       7.7659%
Claims (1)                8.4526%        0.0000%          68          0          0.0668%       0.0000%
------------------------------------------------------------------------------------------------------
                 Totals   8.3557%        8.3280%     101,746    103,208        100.0000%     100.0000%
------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation             8.6767%        8.6756%       5,752      5,763          5.6533%       5.5839%
Subsidized Stafford       8.1378%        8.1046%      69,912     70,927         68.7123%      68.7224%
Unsub Stafford            8.2100%        8.1344%      13,604     13,895         13.3706%      13.4631%
SLS                       8.7465%        8.7466%       5,980      6,100          5.8774%       5.9104%
PLS                       8.7485%        8.7484%       6,498      6,523          6.3865%       6.3202%

------------------------------------------------------------------------------------------------------
                 Totals   8.3557%        8.3280%     101,746    103,208        100.0000%     100.0000%
------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                    8.2641%        8.2462%       7,046      7,065          6.9251%       6.8454%
4-year                    8.2407%        8.2037%      74,534     75,773         73.2550%      73.4178%
Consolidation             8.6767%        8.6756%       5,752      5,763          5.6533%       5.5839%
Graduate                  8.2229%        8.2068%       1,392      1,418          1.3681%       1.3739%
Proprietary/Vocational    8.3145%        8.2912%      10,179     10,267         10.0043%       9.9479%
Not Identified            8.2432%        8.1923%       2,843      2,922          2.7942%       2.8312%

------------------------------------------------------------------------------------------------------
                 Totals   8.3557%        8.3280%     101,746    103,208        100.0000%     100.0000%
------------------------------------------------------------------------------------------------------

                         ----------------------------------------------------------
                                 Principal Amount                        %
                         -------------------------------       --------------------
                               12/31/96         11/1/96        12/31/96    11/1/96
                         ----------------------------------------------------------
STATUS:
In School                 11,795,938.72    10,818,870.54         3.0025%    2.7083%
Grace                      3,518,273.81    60,763,009.48         0.8955%   15.2109%
Repayment
   Current               265,490,611.01   222,970,763.99        67.5765%   55.8168%
   31-60 Days             18,135,474.87    18,750,000.45         4.6161%    4.6937%
   61-90 Days              8,139,091.04     8,558,148.00         2.0717%    2.1424%
   91-120 Days             6,247,606.76             0.00         1.5902%    0.0000%
   > 120 Days              3,742,184.85             0.00         0.9525%    0.0000%
                         ---------------------------------------------------------
   Total Repayment       302,058,310.55   250,278,912.44        76.8843%   62.6529%

Deferment                 41,853,598.43    42,358,638.64        10.6532%   10.6037%
Forbearance               33,647,974.51    35,249,546.10         8.5646%    8.8241%
Claims (1)                   303,342.02             0.00         0.0772%    0.0000%
-----------------------------------------------------------------------------------
                 Totals  392,874,096.02   399,468,977.20       100.0000%  100.0000%
-----------------------------------------------------------------------------------

LOAN TYPE:
Consolidation             99,629,919.50   100,126,524.58        25.3592%   25.0649%
Subsidized Stafford      199,281,006.85   204,829,429.72        50.7239%   51.2754%
Unsub Stafford            47,170,413.85    46,788,867.53        12.0065%   11.7128%
SLS                       22,112,402.75    22,637,165.92         5.6284%    5.6668%
PLS                       24,680,353.07    25,086,989.45         6.2820%    6.2801%

-----------------------------------------------------------------------------------
                 Totals  392,874,096.02   399,468,977.20       100.0000%  100.0000%
-----------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                    18,255,382.21    18,399,442.29         4.6466%    4.6060%
4-year                   238,103,511.89   242,969,321.99        60.6056%   60.8231%
Consolidation             99,629,919.50   100,126,524.58        25.3592%   25.0649%
Graduate                   6,886,299.72     7,033,051.51         1.7528%    1.7606%
Proprietary/Vocational    19,444,512.76    19,937,384.17         4.9493%    4.9910%
Not Identified            10,554,469.94    11,003,252.66         2.6865%    2.7545%

-----------------------------------------------------------------------------------
                 Totals  392,874,096.02   399,468,977.20       100.0000%  100.0000%
-----------------------------------------------------------------------------------
(1) Claims Information


------------------------------------------------------------------------------------------------------------------------
Claim Status           12/31/96       WAC         # of Loans         % of Loans    Principal Amount      % of Principal
------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                  8.4526%           68                0.0668%      303,342.02               0.0772%
Aged Claims Rejected (3)            0.0000%            0                0.0000%            0.00               0.0000%
------------------------------------------------------------------------------------------------------------------------
                        Totals      8.4526%           68                0.0668%      303,342.02               0.0772%
------------------------------------------------------------------------------------------------------------------------

(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.
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

V.        Interest Calculation
          --------------------

      A   Borrower Interest Accrued During Collection Period                             $5,425,241.18
      B   Interest Subsidy Payments Accrued During Collection Period                       $657,978.79
      C   SAP Payments Accrued During Collection Period                                     $75,366.78
      D   Monthly Rebate Fees Accrued During Collection Period                            ($204,498.89)
      E   Investment Earnings                                                               $20,412.65
                                                                                   -------------------
      F   Net Expected Interest Collections                                              $5,974,500.51


      G   Student Loan Rate
          I    Days in Collection Period     11/1/96-12/31/96                                       61
          ii   Net Expected Interest Collections                                         $5,974,500.51
          iii  Servicing Fee                                                               $421,448.75
          iv   Administration Fee                                                           $13,486.36
          v    Total Pool Balance at Beginning of the Collection Period                 404,590,798.78
          vi   Student Loan Rate                                                               8.08039%
                                             Interest Dist.
                                             --------------
                                             Factor (per $1,000) Accrual Period
                                             ------------------- --------------
      H   Class A-1 LIBOR Based Interest Rate                                                  5.75797%
      I   Class A-1 Rate                        4.958251944     12/27/96-1/26/97               5.75797%
      J   Class A-2 LIBOR Based Interest Rate                                                  5.81797%
      K   Class A-2 Rate                        5.009918611     12/27/96-1/26/97               5.81797%
      L   Certificate LIBOR Based Interest Rate                                                6.11797%
      M   Certificate Rate                      5.268251944     12/27/96-1/26/97               6.11797%



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VI.       Inputs From Previous Servicing Reports                    11/1/96
          --------------------------------------                    -------


      A   Total Student Loan Pool Outstanding
          i    Current Principal Balance                             399,468,977.20
          ii   Interest to be Capitalized                              5,121,821.58
                                                                  -----------------
          iii  Total Student Loan Pool Outstanding                   404,590,798.78

      B   Total Note and Certificate Factor                               1.0000000

      C   Total Note and Certificate Balance                        $428,435,000.00



          ---------------------------------------------------------------------------------------------------------------
      D   Balance                         11/1/96                       Class A-1          Class A-2         Certificates
          ---------------------------------------------------------------------------------------------------------------
          i    Current Factor 11/1/96                                  1.0000000000       1.0000000000       1.0000000000
          ii   Principal Shortfall                                             0.00               0.00               0.00
          iii  Expected Balance                                      252,000,000.00     161,439,000.00      14,996,000.00
                                                                ---------------------------------------------------------
          iv   Balance                                               252,000,000.00     161,439,000.00      14,996,000.00
      E   Interest Shortfall                                                   0.00               0.00               0.00
      F   Interest Carryover                                                   0.00               0.00               0.00
          ---------------------------------------------------------------------------------------------------------------


      G   Reserve Account Balance                                  $   6,317,145.00
      H   Pre-Funding Account Balance                              $  16,552,201.22
      I   Unpaid Servicing Fees from Prior Month(s)                            0.00
      J   Unpaid Administration fees from Prior Month(s)                       0.00



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VII.  Waterfall for Distributions
                                                                                                        Remaining
                                                                                                      Funds Balance
                                                                                                    -------------------
      A   Monthly Available Funds remaining from Prior Monthly Collection Periods                $0.00              $0.00

      B   Monthly Available Funds for Current Monthly Period                            $15,872,393.93     $15,872,393.93

      C   Draws from Reserve Fund                                                                $0.00     $15,872,393.93

      D   Servicing Fees due for Current Monthly Period and unpaid from Prior Months       $421,448.75     $15,450,945.18

      E   Administration Fees due for Current Monthly Period and unpaid from
          Prior Months                                                                      $13,486.36     $15,437,458.82

      F   Noteholders' Interest Distribution Amount
          i                   Class A-1                                                  $1,249,479.49     $14,187,979.33
          ii                  Class A-2                                                    $808,796.25     $13,379,183.08
                                                                                      ----------------
          iii                 Total Noteholders' Interest Distribution                   $2,058,275.74

      G   Certificateholders' Interest Distribution Amount                                  $79,002.71     $13,300,180.37

      H   Monthly Available Funds Remaining                                             $13,300,180.37



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VIII. Distributions
      -------------

      -------------------------------------------------------------------------------------------------------------------
  A   Distribution Amounts                                              Class A-1          Class A-2         Certificates
      --------------------                                              ---------          ---------         ------------
      i        Monthly Interest Due                                   $1,249,479.49        $808,796.25         $79,002.71
      ii       Monthly Interest Paid                                  $1,249,479.49        $808,796.25         $79,002.71
                                                                  -------------------------------------------------------
               Interest Shortfall                                             $0.00              $0.00              $0.00

      iii      Interest LIBOR Carryover Due                                   $0.00              $0.00              $0.00
      iv       Interest LIBOR Carryover Paid                                  $0.00              $0.00              $0.00
                                                                  -------------------------------------------------------
               Interest LIBOR Carryover                                       $0.00              $0.00              $0.00

      v        Interest Carryover Shortfall Due                               $0.00              $0.00              $0.00
      vi       Interest Carryover Shortfall Paid                              $0.00              $0.00              $0.00
                                                                  -------------------------------------------------------
               Carryover Shortfall                                            $0.00              $0.00              $0.00
      -------------------------------------------------------------------------------------------------------------------
      vii      Total Distribution Amount                              $1,249,479.49        $808,796.25         $79,002.71
      -------------------------------------------------------------------------------------------------------------------

  B   Total Interest Distribution                                     $2,137,278.45
                                                                  -----------------
  C   Total Cash Distributions-Notes and Certificates                 $2,137,278.45

      -----------------------------------------------------------------------------
  D   Note & Certificate Balances                    1/27/97           11/1/96
      ---------------------------                    -------           -------
      i        A-1 Note Balance                  $  252,000,000.00  $252,000,000.00
               A-1 Note Pool Factor                   1.0000000000     1.0000000000

      ii       A-2 Note Balance                     161,439,000.00   161,439,000.00
               A-2 Note Pool Factor                   1.0000000000     1.0000000000

      iii      Certificate Balance                   14,996,000.00    14,996,000.00
               Certificate Pool Factor                1.0000000000     1.0000000000
      -----------------------------------------------------------------------------

  G   Reserve Account Reconciliation
      i        Beginning of Period Balance                                               $6,317,145.00
      ii       Draws for payment of:
                  Servicing Fees                                                                 $0.00
                  Administration Fees                                                            $0.00
                  Noteholders' Interest Distribution Amount                                      $0.00
                  Certificateholders' Interest Distribution Amount                               $0.00
                  Noteholders' Principal Distribution Amount                                     $0.00
                  Certificateholders' Principal Distribution Amount                              $0.00
                                                                                   -------------------
      iii      Total Reserve Account Balance Available                                   $6,317,145.00
      iv       Specified Reserve Account Balance                                         $6,187,567.85
      v        Ending Reserve Account Balance                                            $6,317,145.00

  H   Pre-Funding Account Reconciliation
      i        Beginning of Period Balance                                          $    16,552,201.22
      ii       Draw for Accrued Interest                                                 $3,049,018.83
      iii      Draw for Serial Loan Purchases                                                    $0.00
                                                                                   -------------------
      iv       Current Pre-Funding Account Balance                                  $    13,503,182.39


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